OTHER GAINS AND CHARGES	12 Months Ended
Jun. 27, 2018
Disclosure Other Gains And Charges [Abstract]
OTHER GAINS AND CHARGES
Other gains and charges in the Consolidated Statements of Comprehensive Income consist of the following (in thousands):

	Fiscal Years Ended
	June 27, 2018	June 28, 2017	June 29, 2016
Restaurant impairment charges	$10,930	$5,190	$10,651
Restaurant closure charges	7,522	4,084	3,780
Hurricane-related costs, net of recoveries	5,097	—	—
Cyber security incident charges	2,000	—	—
Sale-leaseback transaction charges	1,976	—	—
Lease guarantee charges	1,943	1,089	—
Accelerated depreciation	1,932	1,988	—
Remodel-related costs	1,486	—	—
Foreign currency transaction loss	1,171	—	—
Severance and other benefits	306	6,591	3,304
Gain on the sale of assets, net	(293)	(2,659)	(2,858)
Information technology restructuring	—	2,739	—
Impairment of investment	—	—	1,000
Acquisition costs	—	—	700
Impairment of intangible assets	—	—	392
Litigation	—	—	(3,191)
Other	430	3,633	3,402
	$34,500	$22,655	$17,180

Fiscal 2018
Restaurant impairment charges during the fiscal year ended June 27, 2018 totaling $10.9 million primarily includes charges of $7.2 million recorded in the first quarter of fiscal 2018 associated with nine Alberta, Canada Chili’s restaurants closed during the second quarter of fiscal 2018. Alberta has an oil dependent economy and has experienced an economic recession in recent years related to lower oil production. The slower economy has negatively affected traffic at the restaurants. The decision to close these restaurants was driven by management’s belief that the long-term profitability of these restaurants would not meet our required level of return. Additionally, during fiscal 2018, we recorded Restaurant impairment charges of $3.8 million primarily related to the long-lived assets and reacquired franchise rights of certain underperforming Maggiano’s and Chili’s restaurants that will continue to operate. See Note 9 - Fair Value Disclosures for further details.
Restaurant closure charges during the fiscal year ended June 27, 2018 totaling $7.5 million primarily includes expenses of $4.6 million associated with the Canada closures and related lease termination charges. We also recorded $1.8 million in lease termination expenses related to locations where we are the primary lessee of leases that were sublet to the Macaroni Grill, a divested brand, currently in bankruptcy proceedings, that discontinued sublease rental payments and closed the restaurants. Additionally, we recorded Restaurant closure charges of $1.2 million primarily related to lease termination charges and closure costs associated with Chili’s restaurants closed during fiscal 2018.
Hurricane-related costs, net of recoveries include incurred expenses associated with Hurricanes Harvey and Irma primarily related to employee relief payments and inventory spoilage. Our restaurants were closed in the areas affected by these disasters and our team members were unable to work. Payments were made to assist our team members during these crises and to promote retention. We carry insurance coverage for these types of natural disasters. It was determined that Hurricane Irma damage was below insurance claim deductible limits, and we will not have any insurance proceeds related to this storm. During fiscal 2018, we received insurance proceeds related to certain Hurricane Harvey property damage of $1.0 million that was mostly offset by the long-lived asset write-off, of which the net amount of $0.1 million was included within Other gains and charges in the Consolidated Statements of Comprehensive Income. During the fourth quarter of fiscal 2018, the Hurricane Harvey insurance claim was substantially finalized. We recorded an insurance receivable within Accounts receivable, net in the Consolidated Balance Sheets for $1.0 million which includes $0.6 million of business interruption funds recorded within Restaurant expenses on the Consolidated Statements of Comprehensive Income and $0.4 million for property damages recorded within Other gains and charges in the Consolidated Statements of Comprehensive Income.
During fiscal 2018, we received property damage insurance proceeds of $0.5 million related to natural flooding in Louisiana that are recorded within Other gains and charges in the Consolidated Statements of Comprehensive Income. Additionally, we received business interruption funds of $0.4 million related to the Louisiana flooding from insurers that are recorded within Restaurant expenses on the Consolidated Statements of Comprehensive Income.
Cyber security incident charges during the fiscal year ended June 27, 2018 totaling $2.0 million were recorded related to professional services due to legal and other costs associated with our response to the incident. We first reported the incident during the fourth quarter of fiscal 2018. For further details refer to Item 1A - Risk Factors and Note 13 - Commitments and Contingencies.
Sale-leaseback transaction charges during the fiscal year ended June 27, 2018 totaling $2.0 million includes professional service fees for brokers, legal, due diligence and other professional services firms in connection with the sale-leaseback transaction that marketed certain company-owned restaurant properties. These transactions closed during the first quarter of fiscal 2019, please see Note 16 - Subsequent Events for further details.
Lease guarantee charges during the fiscal year ended June 27, 2018 totaling $1.9 million were recorded during fiscal 2018 related to the Macaroni Grill, a divested brand, currently in bankruptcy proceedings, for certain leases under which we were secondarily liable. For additional information on lease guarantees, see Note 13 - Commitments and Contingencies.
Accelerated depreciation during the fiscal year ended June 27, 2018 totaling $1.9 million was recorded primarily related to depreciation on certain leasehold improvements at the corporate headquarters property. We plan to relocate the corporate headquarters in fiscal 2019, please see Note 1 - Nature of Operations and Summary of Significant Accounting Policies for details.
Remodel-related costs during the fiscal year ended June 27, 2018 totaling $1.5 million were recorded related to existing fixed asset write-offs associated with the Chili’s reimaging project.
During fiscal 2018, we sold our equity interest in our Mexico joint venture and received a note as consideration denominated in Mexican pesos which is re-measured to U.S. dollars at the end of each period resulting in a gain or loss from foreign currency exchange rate changes. Foreign currency transaction loss (gain) for fiscal 2018 included a net loss of $1.2 million because the value of the Mexican peso decreased as compared to the U.S. dollar during the fiscal year. The sale of our equity interest resulted in a gain of $0.2 million which was recorded within Gain on the sale of assets, net and included the recognition of prior period foreign currency translation losses reclassified from AOCL, please see Note 2 - Equity Method Investment for further details.
Fiscal 2017
During fiscal 2017, we completed a reorganization of the Chili’s restaurant operations team and certain departments at the corporate headquarters to better align our staffing with the current management strategy and resource needs. This employee separation action resulted in severance charges and accelerated stock-based compensation expenses of $6.6 million. All of the severance amounts were paid by the end of fiscal 2017.
We recorded restaurant impairment charges of $5.2 million primarily related to the long-lived assets and reacquired franchise rights of ten underperforming Chili’s restaurants which will continue to operate. See Note 9 - Fair Value Disclosures for additional information. Additionally, we recorded restaurant closure charges of $4.1 million primarily related to lease charges and other costs associated with closed restaurants.
We incurred $2.7 million of professional fees and severance associated with our information technology restructuring offset by a $2.7 million gain on the sale of property. We also recorded accelerated depreciation charges of $2.0 million related to long-lived assets to be disposed of and lease guarantee charges of $1.1 million related to leases that were assigned to a divested brand. For additional lease guarantee disclosures, see Note 13 - Commitments and Contingencies. Other charges primarily include $2.4 million of expenses for consulting fees related to a special project.
Fiscal 2016
During fiscal 2016, we recorded impairment charges of $10.7 million primarily related to seven underperforming restaurants that either continue to operate or closed during fiscal 2017 and $1.0 million related to a cost method investment. We recorded restaurant closure charges of $3.8 million that primarily consisted of additional lease and other costs associated with closed restaurants. We also incurred $3.3 million in severance and other benefits related to organizational changes.
We were a plaintiff in a class action lawsuit against US Foods styled as In re U.S. Foodservice, Inc. Pricing Litigation. A settlement agreement was fully executed by all parties in September 2015, and we received approximately $2.0 million during the second quarter of fiscal 2016 in settlement of this litigation. We also received net proceeds of $1.2 million from British Petroleum in the fourth quarter of fiscal 2016 related to the 2010 Gulf of Mexico oil spill judgment.
Additionally, we recorded a $2.9 million gain on the sale of several properties and $0.7 million of transaction costs related to the acquisition of Pepper Dining. Other charges primarily included $1.4 million of expenses to reserve for royalties, rents and other outstanding amounts related to a bankrupt franchisee and $1.2 million of professional service fees associated with organizational changes.